SUBSCRIPTION AGREEMENT

         THIS SUBSCRIPTION AGREEMENT made as of this 1st day of September, 2004 between Symbollon Pharmaceuticals, Inc., a Delaware corporation with its principal offices at 37 Loring Drive, Framingham, MA 01702 (the "Company"), and the undersigned (the "Subscriber").

         WHEREAS, the Company desires to issue and sell in a private placement to accredited investors (the "Offering") up to 3,000,000 shares of Class A common stock, par value $.001 per share (the "Common Stock"). The shares are being offered at $0.65 per share, or for an aggregate purchase price of up to $1,950,000. For each two shares subscribed for, the purchaser will also receive one common stock purchase warrant (the "Warrant"). Each Warrant entitles the holder to purchase one share of common stock at a price of $0.65 per share for a period of eighteen months from the date of issuance, substantially in the form set forth as Attachment V to the Confidential Private Placement Memorandum, dated August 2, 2004, as it may be supplemented and amended (the "Memorandum"), relating to the Offering. The Offering is being conducted on a "best efforts" basis by the Company, and completion of the Offering is not subject to the purchase of a minimum number of shares. All funds will be deposited directly in the treasury of the Company. The shares sold in the Offering and Warrants are sometime hereinafter referred to as the "Securities".

                  NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

I. SUBSCRIPTION FOR UNITS AND REPRESENTATIONS BY SUBSCRIBER

                  1.1 Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase from the Company the number of shares and Warrants (one-half the number of shares) set forth upon the signature page hereof at a price equal to $0.65 per share, and the Company agrees to sell such number of shares and Warrants for said purchase price. Subscriptions will be accepted only for an even number of shares - no fractional Warrants will be issued. The purchase price is payable by (i) certified or bank check made payable to Symbollon Pharmaceuticals, Inc., or (ii) wire transfer in accordance with the wire transfer instructions set forth on Exhibit A hereto, contemporaneously with the execution and delivery of this Subscription Agreement. The Subscriber understands however, that this purchase of Securities is contingent upon the Company acceptance of the subscription. This subscription is submitted to the Company in accordance with and subject to the terms and conditions described in this Agreement and the Memorandum.

                  1.2 The Subscriber recognizes that the purchase of Securities involves a high degree of risk in that (i) the Company has had only limited operations, minimal revenues and requires substantial funds in addition to the proceeds of this private placement, (ii) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Securities, (iii) he may not be able to liquidate his investment; (iv) transferability of the Securities is extremely limited; and (v) in the event of a disposition, an investor could sustain the loss of his entire investment.

                  1.3 The Subscriber represents that he is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the United States Securities Act of 1933, as amended (the "Act"), as indicated by his responses to the Confidential Purchaser Questionnaire, and that he is able to bear the economic risk of an investment in the Securities.

                  1.4 The Subscriber acknowledges that he has prior investment experience, including investment in non-listed and non-registered securities, or he has employed the services of an investment advisor, attorney or accountant to read all of the documents furnished or made available by the Company both to him and to all other prospective investors in the Securities and to evaluate the merits and risks of such an investment on his behalf, and that he recognizes the highly speculative nature of this investment.

                  1.5 The Subscriber acknowledges receipt and careful review of the Memorandum (which includes certain Risks Factors relating to the Company and this Offering), the Company's Annual Report on Form 10-KSB for the year ended December 31, 2003, the Quarterly Report on Form 10-QSB for the three months ended March 31, 2004 and a Proxy Statement for the 2004 annual meeting of stockholders of the Company (collectively, the "Offering Documents"), and hereby represents that he has been furnished by the Company during the course of this transaction with all information regarding the Company which he had requested or desired to know, that all documents which could be reasonably provided have been made available for his inspection and review; and that such information and documents have, in his opinion, afforded the Subscriber with all of the same information that would be provided him in a registration statement filed under the Act; that he has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the terms and conditions of the Offering, and any additional information which he had requested.

                  1.6 The Subscriber hereby acknowledges that this Offering has not been reviewed by the United States Securities and Exchange Commission ("SEC") because of the Company's representations that this is intended to be a nonpublic offering pursuant to Section 4(2) of the Act. The Subscriber represents that the Securities are being purchased for his own account, for investment and not for distribution or resale to others. The Subscriber agrees that he will not sell or otherwise transfer such securities unless they are registered under the Act or unless an exemption from such registration is available.

                  1.7 The Subscriber understands that the shares of Common Stock, the Warrants, and the shares of Common Stock issuable upon exercise of the Warrants (the shares of Common Stock sold in the Offering and the shares of Common Stock issuable upon exercise of the Warrants collectively shall be referred to as the "Shares"), have not been registered under the Act by reason of a claimed exemption under the provisions of the Act which depends, in part, upon his investment intention. In this connection, the Subscriber understands that it is the position of the SEC that the statutory basis for such exemption would not be present if his representation merely meant that his present intention was to hold such securities for a short period, such as the capital gains period of tax statutes, for a deferred sale, for a market rise, assuming that a market develops, or for any other fixed period. The Subscriber realizes that, in the view of the SEC, a purchase now with an intent to resell would represent a purchase with an intent inconsistent with his representation to the Company, and the SEC might regard such a sale or disposition as a deferred sale to which such exemptions are not available.

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

                  1.8 The Subscriber understands that Rule 144 (the "Rule") promulgated under the Act requires, among other conditions, a one-year holding period prior to the resale (in limited amounts) of securities acquired in a non-public offering without having to satisfy the registration requirements under the Act. The Subscriber understands that the Company makes no representation or warranty regarding its fulfillment in the future of any reporting requirements under the Securities Exchange Act of 1934, as amended, or its dissemination to the public of any current financial or other information concerning the Company, as is required by the Rule as one of the conditions of its availability. The Subscriber understands and hereby acknowledges that the Company is under no obligation (and does not intend) to register the Warrants under the Act, and is under no obligation to the Shares under the Act except as set forth in Article IV herein. The Subscriber consents that the Company may, if it desires, permit the transfer of the Shares out of his name only when his request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the Act or any applicable state "blue sky" laws (collectively "Securities Laws"). The Subscriber agrees to hold the Company and its directors, officers and controlling persons and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of any misrepresentation made by the Subscriber contained herein or in the Confidential Purchaser Questionnaire or any sale or distribution by the undersigned Subscriber in violation of any Securities Laws.

                  1.9 The Subscriber consents to the placement of a legend on any certificate or other document evidencing the Securities stating that they have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale thereof.

                  1.10 The Subscriber understands that the Company will review this Subscription Agreement and the Confidential Purchaser Questionnaire and is hereby given authority by the undersigned to call his bank or place of employment or otherwise review the financial standing of the Subscriber; and it is further agreed that the Company reserves the unrestricted right to reject or limit any subscription and to close the offer at any time.

                  1.11 The Subscriber hereby represents that the address of Subscriber furnished by him at the end of this Subscription Agreement is the undersigned's principal residence if he is an individual or its principal business address if it is a corporation or other entity.

                  1.12 The Subscriber acknowledges that if he is a Registered Representative of an NASD member firm, he must give such firm the notice required by the NASD's Rules of Fair Practice, receipt of which must be acknowledged by such firm on the signature page hereof.

                  1.13 The Subscriber hereby represents that, except as set forth in the Offering Documents, no representations or warranties have been made to the Subscriber by the Company or any agent (including, without limitation, any placement agent or syndicate participant), employee or affiliate of the Company and in entering into this transaction, the Subscriber is not relying on any information, other than that contained in the Offering Documents and the results of independent investigation by the Subscriber.

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

1.14 If the Subscriber is a Georgia resident, the Subscriber hereby acknowledges that the Securities have been sold in reliance on Paragraph (13) of Code Section 10-5-9 of the Georgia Securities Act of 1973.

                  1.15 If the Subscriber is a Florida resident, the Subscriber may have the right, to the extent provided in Section 517.061(11)(a)(5) of the Florida Securities Act, to withdraw his subscription for the purchase and receive a full refund of all monies paid. Such right of withdrawal may be exercised prior to the expiration of three business days after the later to occur of (A) payment of the purchase has been made to Symbollon or its agent or
(B) communication of the right of withdrawal to the Florida resident. Withdrawal will be without any further liability to any person. To accomplish this withdrawal, a Subscriber need only send a letter or telegram to Symbollon at our address set forth herein indicating his intention to withdraw. Such letter or telegram should be set and postmarked prior to the end of the aforementioned third business day. It is advisable to send such letter by certified mail, return receipt requested, to ensure that it is received and also to evidence the time it was mailed. If the request is made orally, in person or by telephone to an officer of Symbollon, a written confirmation that the request has been received should be requested.

                  1.16 The Company may pay brokerage commissions, finders' fees and/or similar compensation to certain third parties (the "Placement Agents" or "Agents") of up to a 10.0% cash compensation and Warrants equal to 10.0% of the Warrants issued (the "Placement Agent Warrants"), to the extent permitted by applicable law. The Agents did not prepare any of the information to be delivered to prospective investors in connection with the Offering and do not make any representation or warranty concerning the accuracy or completeness of such information. Prospective investors are advised to conduct their own review of the business, properties and affairs of the Company before subscribing to purchase Securities.

II. REPRESENTATIONS BY THE COMPANY

                  The Company represents and warrants to the Subscriber that:

                           (a) The Company is a corporation duly organized,
existing and in good standing
under the laws of the State of Delaware and has the corporate power to conduct the business which it conducts and proposes to conduct.

                           (b) The execution, delivery and performance of this
Subscription Agreement by the
Company has been duly approved by the Board of Directors of the Company, and all other actions required to authorize and effect the offer and sale of the Securities will have been duly taken and approved.

                           (c) The Shares and Warrants (including the Shares
issuable upon exercise of the
Warrants) have been duly and validly authorized and when issued and paid for in accordance with the terms hereof, and of the Warrants, will be fully paid and nonassessable.

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

                           (d) The Company will at all times so long as the
Warrants are outstanding have
authorized and reserved a sufficient number of shares of the Common Stock to provide for exercise of the Warrants into the requisite number of shares of Common Stock.

                           (e) The Company has obtained, or is in the process of
obtaining, sufficient
licenses, permits and other governmental authorizations necessary to the conduct of its business; such licenses, permits and other governmental authorizations obtained are in full force and effect; and the Company is in all material respects complying therewith.

                           (f) Except as disclosed in the Offering Documents,
the Company knows of no pending
or threatened legal or governmental proceedings to which the Company is a party which could materially adversely affect the business, property, financial condition or operations of the Company.

                           (g) The Company is not in violation of or default
under, nor will the execution
and delivery of this Subscription Agreement, the issuance of the Securities and the consummation of the transactions herein contemplated, result in a violation of, or constitute a default under, the certificate of incorporation or by-laws of the Company, in the performance or observance of any material obligations, agreement, covenant or condition contained in any bond, debenture, note or other evidence of indebtedness to which the Company is a party or by which it or any of its properties may be bound or in violation of any material order, rule, regulations writ, injunction, or decree of any government, governmental instrumentality or court, domestic or foreign.

                           (h) The financial information contained in the Annual
Report on Form 10-KSB for
the fiscal year ended December 31, 2003 (audited) and the Quarterly Report on Form 10-QSB for the three months ended March 31, 2004 (unaudited) furnished by the Company to the Subscriber present fairly, in all material respects, the financial condition of the Company as of the date and for the periods indicated.

III. TERMS OF SUBSCRIPTION

                  3.1 The subscription period will begin on August 2, 2004 and will terminate upon the earlier to occur of (i) the sale of all of the Securities or (ii) 11:59 PM Eastern time on September 1, 2004 unless (in the sole discretion of the Company) extended by the Company for an additional period or periods or earlier terminated by the Company (the "Termination Date"). The Securities are offered on a "best efforts" basis, and the acceptance of subscriptions is at the discretion of the Company. The minimum subscription per subscriber shall be 20,000 Shares ($13,000); provided, however, that smaller investments may be accepted at the discretion of the Company.

                  3.2 Placement of the Securities may be made by the Placement Agents, who will receive up to (i) a placement fee in the amount of 10% of the purchase price of the Securities placed by them and (ii) Placement Agent Warrants equal to 10.0% of the Warrants sold by them.

                  3.3 Pending the sale of the Securities, all funds paid hereunder shall be deposited by the Company in its bank account. If the Company, in its sole discretion, rejects this subscription for purchase of Securities, then this subscription shall be void and all funds paid hereunder by the Subscriber, without interest, shall be promptly returned to the Subscriber, subject to paragraph 3.5 hereof. Sale of the Securities shall occur in one or more closings. Closings are not subject to the purchase of a minimum number of Securities.

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

                  3.4 The Subscriber hereby authorizes and directs the Company to deliver the Securities to be issued to such Subscriber pursuant to this Subscription Agreement either to the residential or business address indicated in the Confidential Purchaser Questionnaire, or as instructed by the Placement Agents.

                  3.5 The Subscriber hereby authorizes and directs the Company to return any funds for unaccepted subscriptions to the same account from which the funds were drawn, including any customer account maintained with the Placement Agents.

IV. REGISTRATION RIGHTS

                  4.1 Registration. The Company hereby agrees with the holders of the Securities, or their permitted transferees (collectively, the "Holders") who shall have agreed in writing with the Company to be bound by the provisions hereof applicable to the Holders, to use its commercially reasonable best efforts to file within six (6) months following the final closing of this Offering a registration statement under the Act covering the resale of the Shares included in the Offering and issuable upon exercise of the Warrants (the "Registrable Securities") by the Holders.

                  4.2 Registration Procedures. In connection with the registration of Registrable Securities under the Act pursuant to Section 4.1, the Company will use its commercially reasonable best efforts to:

                           (a) prepare and file with the SEC a registration
statement with respect to such
securities, and cause such registration statement to become effective, and to cause the same to remain effective for such period as may be reasonably necessary to effect the sale of such securities, provided that such period need not extend beyond the date that all the Registrable Securities are eligible for sale under Rule 144 under the Act (the "Registration Termination Date").

                           (b) prepare and file with the SEC such amendments to
such registration statement
and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective for such period as may be reasonably necessary to effect the sale of such securities, but not beyond the Registration Termination Date.

                           (c) furnish to the security holders participating in
such registration such
reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as they may reasonably request in order to facilitate the public offering of such securities;

                           (d) register or qualify the securities covered by
such registration statement
under such state securities or blue sky laws of such jurisdictions as such participating holders may reasonably request in writing within ten (10) days following the original filing of such registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

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                           (e) notify the security holders participating in such
registration, promptly after
it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

                           (f) notify such holders promptly of any request by
the SEC for the amending or supplementing of such registration statement or prospectus or for additional information;

                           (g) prepare and file with the SEC, promptly upon the
request of any such holders,
any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for such holders (and concurred in by counsel for the Company), is required under the Act or the rules and regulations thereunder in connection with the distribution of Common Stock by such holder,

                           (h) prepare and promptly file with the SEC and
promptly notify such holders of the
filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading; and

                           (i) advise such holders, promptly after it shall
receive notice or obtain
knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

                  4.3      Expenses.
                           --------

                           (a) With respect to the registration pursuant to
Section 4.1 hereof, all fees,
costs and expenses of and incidental to such registration (as specified in paragraph (b) below) shall be borne by the Company, provided, however, that any security holders participating in such registration shall bear their pro rata share of any underwriting discount and commissions and transfer taxes.

                           (b) The fees, costs and expenses of registration to
be borne by the Company as
provided in paragraph (a) above shall include, without limitation, all registration, filing, and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, and expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered and qualified, including blue sky legal fees and expenses of Company counsel. Fees and disbursements of counsel and accountants for the selling security holders and any other expenses incurred by the selling security holders not expressly included above shall be borne by the selling security holders.

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                  4.4      Indemnification.

                           (a) To the extent permitted by law, the Company will
indemnify and hold harmless
each holder of Registrable Securities which are included in a registration statement pursuant to the provisions of Section 4.1, its directors and officers, and any underwriter (as defined in the Act) for such holder and each person, if any, who controls such holder or such underwriter within the meaning of the Act, from and against, and will reimburse such holder and each such underwriter and controlling person with respect to, any and all loss, damage, liability, cost and expense to which such holder or any such underwriter or controlling person may become subject under the Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, damage, liability, cost or expenses arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such holder, such underwriter or such controlling person in writing specifically for use in the preparation thereof.

                           (b) Each holder of Registrable Securities included in
a registration pursuant to
the provisions of Section 4.1 hereof will indemnify and hold harmless the Company, its directors and officers, any controlling person and any underwriter and any person which controls such underwriter from and against, and will reimburse the Company, its directors and officers, any controlling person and any underwriter and any person which controls such underwriter with respect to, any and all loss, damage, liability, cost or expense to which the Company or any controlling person and/or any underwriter or controlling person thereof may become subject under the Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by or on behalf of such holder specifically for use in the preparation thereof.

                           (c) Promptly after receipt by an indemnified party
pursuant to the provisions of
paragraph (a) or (b) of this Section 4.4 of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of said paragraph (a) or (b), promptly notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than hereunder.


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In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, provided, however, if the defendants in any action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or in addition to those available to the indemnifying party, or if there is a conflict of interest which would prevent counsel for the indemnifying party from also representing the indemnified party, the indemnified party or parties have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of said paragraph (a) or (b) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (i) the indemnified party shall have employed counsel in accordance with the provisions of the preceding sentence, (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

                  4.5      Additional Provisions.

                           (a) Each Holder agrees that, upon receipt of any
notice from the Company of the
happening of any event requiring the preparation of a supplement or amendment to a prospectus relating to Registrable Securities so that, as thereafter delivered to the Holders, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, each Holder will forthwith discontinue disposition of Registrable Securities pursuant to a registration statement contemplated by Section 4.1 until its receipt of copies of the supplemented or amended prospectus from the Company and, if so directed by the Company, each Holder shall deliver to the Company all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

                           (b) Each Holder agrees to suspend, upon request of
the Company, any disposition of
Registrable Securities pursuant to the Registration Statement and prospectus contemplated by Section 4.1 during (A) any period not to exceed two 30-day periods within any one 12-month period the Company requires in connection with a primary underwritten offering of equity securities and (B) any period, not to exceed one 60-day period per circumstance or development, when the Company determines in good faith that offers and sales pursuant thereto should not be made by reason of the presence of material undisclosed circumstances or developments with respect to which the disclosure that would be required in such a prospectus is premature, would have an adverse effect on the Company or is otherwise inadvisable.

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

                           (c) As a condition to the inclusion of its
Registrable Securities, each Holder
shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may request in writing or as shall be required in connection with any registration, qualification or compliance referred to in this Article IV.

                           (d) Each Holder hereby covenants with the Company (1)
not to make any sale of the
Registrable Securities without effectively causing the prospectus delivery requirements under the Act to be satisfied, and (2) if such Registrable Securities are to be sold by any method or in any transaction other than on a national securities exchange, in the over-the-counter market, in privately negotiated transactions, or in a combination of such methods, to notify the Company at least five (5) business days prior to the date on which the Holder first offers to sell any such Registrable Securities.

                           (e) Each Holder acknowledges and agrees that the
Registrable Securities sold
pursuant to the Registration Statement described in this Article V are not transferable on the books of the Company unless the stock certificate submitted to the transfer agent evidencing such Registrable Securities is accompanied by a certificate reasonably satisfactory to the Company to the effect that (A) the Registrable Securities have been sold in accordance with such Registration Statement and (B) the requirement of delivering a current prospectus has been satisfied.

                           (f) Each Holder agrees not to take any action with
respect to any distribution
deemed to be made pursuant to such Registration Statement, that constitutes a violation of Regulation M under the Exchange Act or any other applicable rule, regulation or law.

                           (g) At the end of the period during which the Company
is obligated to keep the
Registration Statement current and effective as described above, the Holders of Registrable Securities included in the Registration Statement shall discontinue sales of shares pursuant to such Registration Statement upon receipt of notice from the Company of its intention to remove from registration the shares covered by such Registration Statement which remain unsold, and such Holders shall notify the Company of the number of shares registered which remain unsold immediately upon receipt of such notice from the Company.

V. MISCELLANEOUS

                  5.1 Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, addressed to the Company, at its address set forth on the first page hereof, Attention: Paul C. Desjourdy, President and to the Subscriber at his address indicated on the last page of this Subscription Agreement. Notices shall be deemed to have been given on the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

                  5.2 This Subscription Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Subscription Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

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

                  5.3 This Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Subscription Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

5.4 Notwithstanding the place where this Subscription Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts. The parties hereby agree that any dispute which may arise between them arising out of or in connection with this Subscription Agreement shall be adjudicated before a court located in Boston, Massachusetts and they hereby submit to the exclusive jurisdiction of the courts of The Commonwealth of Massachusetts located in Boston, Massachusetts and of the federal courts in the District of Massachusetts with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Subscription Agreement or any acts or omissions relating to the sale of the securities hereunder, and consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, in care of the address set forth below or such other address as the undersigned shall furnish in writing to the other.

                  5.5 This Subscription Agreement may be executed in counterparts. Upon the execution and delivery of this Subscription Agreement by the Subscriber, this Subscription Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Securities as herein provided; subject, however, to the right hereby reserved to the Company to enter into the same agreements with other subscribers and to add and/or to delete other persons as subscribers.

                  5.6 The holding of any provision of this Subscription Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Subscription Agreement, which shall remain in full force and effect.

                  5.7 It is agreed that a waiver by either party of a breach of any provision of this Subscription Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

                  5.8 The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Subscription Agreement.


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


         IN WITNESS WHEREOF, the parties have executed this Subscription Agreement as of the day and year first written above.


__________________________                        ______________________________
Signature of Subscriber(s)


__________________________                        ______________________________
Name of Subscriber(s)
[please print]


__________________________                        ______________________________
Address of Subscriber(s)


__________________________                        ______________________________
Social Security of Taxpayer
Identification Number of Subscriber(s)


__________________________                     _______________________________
Number of Shares Subscribed For                Number of Warrants Subscribed For


* If Subscriber is a Registered Representative with an NASD member firm, have the following acknowledgment signed by the appropriate party:

The undersigned NASD member firm acknowledges receipt of the notice required by
Article 3, Sections 28(a) and (b) of the Rules of Fair Practice.


_________________________
Name of NASD Member Firm

_________________________
By:  Authorized Officer
                                     Subscription Accepted:

                                     SYMBOLLON PHARMACEUTICALS, INC.


                                     By:______________________________________
                                        Paul C. Desjourdy,
                                        President and Chief Financial Officer

                                     Date:  _______________, 2004

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


                                                                      EXHIBIT A

                           WIRE TRANSFER INSTRUCTIONS


         Subscribers may also pay the subscription amount by wire transfer to:

                  Fleet Bank
                  478 Main Street
                  Medfield, MA 02052
                  Account Number 94762 74622
                  ABA Routing Number 011000138
                  For the account of: "Symbollon Pharmaceuticals, Inc." Name of Subscriber: [Insert Investor Name]



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